UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

CT 10-06, Level 10

Corporate Tower Subang Square

Jalan SS15/4G

Subang Jaya

47500 Selangor, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60 3 5888 8485

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2021, PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “Offering”) of 5,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, and one Right, with each Right entitling the holder to receive one-tenth of one share of Class A Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000. The Company granted the underwriters in the Offering a 45-day option to purchase up to 750,000 additional Units solely to cover over-allotments, if any (the “Option”). The underwriters exercised the Option in full on August 17, 2021, resulting in an additional $7,500,000 in gross proceeds to the Company at the closing of the Option on August 19, 2021.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-256840) for the Offering, originally filed with the U.S. Securities and Exchange Commission on June 4, 2021 (as amended, the “Registration Statement”):

● An Underwriting Agreement, dated August 11, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

● A Warrant Agreement, dated August 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

● A Rights Agreement, dated August 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

● A Letter Agreement, dated August 16, 2021, by and among the Company, its officers and directors and the Company’s sponsor, Global Link Investment LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

● An Investment Management Trust Agreement, dated August 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

● A Registration Rights Agreement, dated August 16, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

● A Placement Unit Purchase Agreement, dated August 10, 2021 (the “Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

● Indemnification Agreements, each dated August 16, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

● An Administrative Support Agreement, dated August 9, 2021 (the “Administrative Services Agreement”), by and between the Company and ARC Group Ltd., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

On August 16, 2021, simultaneously with the consummation of the closing of the Offering, the Company consummated the private placement of an aggregate of 270,900 units (the “Private Placement Units”) to the Sponsor, at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,709,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the warrants included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, (i) may be exercised by the holders on a cashless basis and (ii) will be entitled to registration rights. As part of the exercise of the Option, the Sponsor purchased an additional 22,500 Private Placement Units on August 19, 2021, generating additional gross proceeds of $225,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 12, 2021, in connection with the Offering, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $58,600,000, comprised of the proceeds from the Offering and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (b) the redemption of any public shares of Class A Common Stock properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or certain amendments to the Charter prior thereto or to redeem 100% of the public shares of Class A Common Stock if the Company does not complete its initial business combination within 12 months from the closing of the Offering (or up to 18 months from the closing of the Offering pursuant to the Charter or as extended by the Company’s stockholders in accordance with the Charter) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares of Class A Common Stock if the Company is unable to complete its initial business combination within 12 months from the closing of the Offering (or up to 18 months from the closing of the Offering pursuant to the Charter or as extended by the Company’s stockholders in accordance with the Charter), subject to applicable law.

On August 11, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On August 16, 2021, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

On August 19, 2021, the Company issued a press release announcing the closing of the Option, a copy of which is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 11, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation, dated August 12, 2021

4.1	Warrant Agreement, dated August 16, 2021, between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated August 16, 2021, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated August 16, 2021, among the Company, Global Link Investment LLC and each of the executive officers and directors of the Company

10.2	Investment Management Trust Agreement, dated August 16, 2021, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated August 16, 2021, among the Company and certain securityholders

10.4	Placement Unit Purchase Agreement, dated August 10, 2021, between the Company and Global Link Investment LLC

10.5	Form of Indemnification Agreement

10.6	Administrative Support Agreement, dated August 9, 2021, by and between the Company and ARC Group Ltd.

99.1	Press release dated August 11, 2021

99.2	Press release dated August 16, 2021

99.3	Press release dated August 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHP VENTURES ACQUISITION CORP.

Date: August 19, 2021	By:	/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh
Chief Executive Officer